As filed with the Securities and Exchange Commission on December 14, 2015
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Revance Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	77-0551645
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7555 Gateway Boulevard Newark, California 94560	94560
(Address of Principal Executive Offices)	(Zip Code)

REVANCE THERAPEUTICS, INC. AMENDED AND RESTATED 2014 INDUCEMENT PLAN
(Full title of the plan)

 L. Daniel Browne
President and Chief Executive Officer
Revance Therapeutics, Inc.
7555 Gateway Boulevard
Newark, California 94560
(Name and address of agent for service)
(510) 742-3400
(Telephone number, including area code, of agent for service)

Copies to:
Gordon K. Ho
Cooley LLP
3175 Hanover Street
Palo Alto, California 94304
(650) 843-5000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Share(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, par value $0.001 per share	500,000 shares	$35.733	$17,866,500	$1,799.16
(1)
Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover an indeterminate number of shares which may be offered or issued to prevent dilution resulting from any stock dividend, stock split, recapitalization or similar transaction.

(2)
Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and Rule 457(h) under the Securities Act. The fee is based on the average of the high $36.445 and low $35.02 sales prices of the Registrant’s Common Stock on December 11, 2015, as reported on the Nasdaq Global Market.

EXPLANATORY NOTE
The Registration Statement is being filed for the purpose of registering an additional 500,000 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2014 Inducement Plan.
INCORPORATION BY REFERENCE OF CONTENTS OF
REGISTRATION STATEMENT ON FORM S-8
Registrant’s Form S-8 Registration Statement filed with the Securities and Exchange Commission on August 29, 2014 (File No. 333-198499) relating to the Registrant’s 2014 Inducement Plan is incorporated by reference herein.

EXHIBITS

Exhibit Number	Description

4.1(1)	Amended and Restated Certificate of Incorporation

4.2(2)	Amended and Restated Bylaws

4.4(3)	Specimen Stock Certificate

5.1	Opinion of Cooley LLP

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Cooley LLP. Reference is made to Exhibit 5.1 to this Registration Statement

24.1	Power of Attorney. Reference is made to the signature page of this Registration Statement

99.1(4)	Revance Therapeutics, Inc. Amended and Restated 2014 Inducement Plan

99.2(5)	Form of Stock Option Agreement and Grant Notice under Revance Therapeutics, Inc. 2014 Inducement Plan

99.2(6)	Form of Restricted Stock Agreement and Grant Notice under Revance Therapeutics, Inc. 2014 Inducement Plan

(1)	Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-36297), filed with the SEC on February 11, 2014, and incorporated by reference herein.

(2)	Filed as Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), filed with the SEC on December 31, 2013, and incorporated by reference herein.

(3)	Filed as Exhibit 4.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), filed with the SEC on February 3, 2014, and incorporated by reference herein.

(4)	Filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K (File No. 001-36297), filed with the SEC on December 14, 2015, and incorporated by reference herein.

(5)	Filed as Exhibit 10.5 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-36297), filed with the SEC on November 10, 2015, and incorporated by reference herein.

(6)	Filed as Exhibit 10.6 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-36297), filed with the SEC on November 10, 2015, and incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of California on the 14th day of December 2015.

REVANCE THERAPEUTICS, INC.

By:	/s/ L. Daniel Browne
L. Daniel Browne
President and Chief Executive Officer

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints L. Daniel Browne and Lauren P. Silvernail, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ L. Daniel Browne	President, Chief Executive	December 14, 2015
L. Daniel Browne	Officer and Director
(Principal Executive Officer)

/s/ Lauren P. Silvernail	Chief Financial Officer	December 14, 2015
Lauren P. Silvernail	and Chief Business Officer
(Principal Financial and Accounting Officer)

/s/ Angus C. Russell	Director (Chairman)	December 14, 2015
Angus C. Russell

/s/ Robert Byrnes	Director	December 14, 2015
Robert Byrnes

/s/ Ronald W. Eastman	Director	December 14, 2015
Ronald W. Eastman

Signatures	Title	Date

/s/ Phyllis Gardner	Director	December 14, 2015
Phyllis Gardner, M.D.

/s/ James Glasheen	Director	December 14, 2015
James Glasheen, Ph.D.

/s/ Mark A. Prygocki, Sr.	Director	December 14, 2015
Mark A. Prygocki, Sr.

/s/ Jonathan Tunnicliffe	Director	December 14, 2015
Jonathan Tunnicliffe

/s/ Ronald Wooten	Director	December 14, 2015
Ronald Wooten

/s/ Philip J. Vickers	Director	December 14, 2015
Philip J. Vickers, Ph.D.

EXHIBIT INDEX

Exhibit Number	Description

4.1(1)	Amended and Restated Certificate of Incorporation

4.2(2)	Amended and Restated Bylaws

4.4(3)	Specimen Stock Certificate

5.1	Opinion of Cooley LLP

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Cooley LLP. Reference is made to Exhibit 5.1 to this Registration Statement

24.1	Power of Attorney. Reference is made to the signature page of this Registration Statement

99.1(4)	Revance Therapeutics, Inc. Amended and Restated 2014 Inducement Plan

99.2(5)	Form of Stock Option Agreement and Grant Notice under Revance Therapeutics, Inc. 2014 Inducement Plan

99.2(6)	Form of Restricted Stock Agreement and Grant Notice under Revance Therapeutics, Inc. 2014 Inducement Plan

(1)	Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-36297), filed with the SEC on February 11, 2014, and incorporated by reference herein.

(2)	Filed as Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), filed with the SEC on December 31, 2013, and incorporated by reference herein.

(3)	Filed as Exhibit 4.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), filed with the SEC on February 3, 2014, and incorporated by reference herein.

(4)	Filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K (File No. 001-36297), filed with the SEC on December 14, 2015, and incorporated by reference herein.

(5)	Filed as Exhibit 10.5 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-36297), filed with the SEC on November 10, 2015, and incorporated by reference herein.

(6)	Filed as Exhibit 10.6 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-36297), filed with the SEC on November 10, 2015, and incorporated by reference herein.